PROJECT PROFILE
Elevate at Southwest Station Eden Prairie, MN

PROJECT DESCRIPTION	Elevate at Southwest Station, developed by Timberland Partners, will feature 222 units of both affordable and market-rate housing, more than 13,000 square feet of restaurant and retail space, a fitness center and rooftop pool, and an underground parking garage. Elevate is also located adjacent to the Southwest Transit Center, where a METRO Green Line light rail extension is being constructed that will offer direct access to downtown Minneapolis.

HIT ROLE	The HIT is purchasing $49.5 million of Ginnie Mae construction loan certificates and a permanent loan certificate from Jones Lang LaSalle Multifamily, LLC, backed by a HUD/FHA-insured Section 221(d)(4) first mortgage loan.

SOCIAL IMPACT	Elevate at Southwest Station will offer both affordable and market-rate housing in the suburbs of the Twin Cities, with easy access to public transportation. The development has been designed as environmentally sustainable, and includes a green roof and a rainwater collection system. The project will create 269 union construction jobs, and approximately 670 jobs across all industries.

ECONOMIC IMPACT OF INVESTMENT*

HIT Investment $49.5 million	Total Development Cost $63.5 million	222 units of housing, with 20% affordable units	541,000 Hours of Union Construction Work Generated	$12 million Tax revenue generated	$114 million Total economic benefit

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and subsidiary Building America project data. The data is current as of March 31, 2019. Economic impact data is in 2018 dollars and all other figures are nominal.

PROJECT PROFILE | Elevate at Southwest Station Eden Prairie, MN

“These HIT-funded projects really help us provide multifamily housing. We have been faced with an affordable housing crisis just like many places, so the more we can build the better it will be for working families. And it seems the HIT is always there to help us out.”

— Dan McConnell, Business Manager, Minneapolis Building and Construction Trades Council

ABOUT THE HIT	The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest and most successful practitioners of socially responsible impact investing, with a track record of over 35 years that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT’s website, www.aflcio-hit.com.

This document provides information about a project or projects financed by the HIT which may or may not be reflective of other financed projects or refer to an asset currently held in the HIT’s portfolio. Investors should consider the HIT’s investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at aflcio-hit.com or by calling 202-331-8055. The prospectus should be read carefully before investing.

6/2019

2401 Pennsylvania Ave., NW, Suite 200 | Washington, DC 20037 | 202.331.8055 | www.aflcio-hit.com